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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert E. Lowder, Young J. Boozer, III, and W. Flake Oakely, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign any reports or other filings which may be required to be filed with the Securities and Exchange Commission on behalf of The Colonial BancGroup, Inc. (the "Registrant"), in relation to BancGroup's proposed acquisition of ASB Bancshares, Inc., South Florida Banking Corp., United American Holding Corporation and First Central Bank of Florida (collectively, the "Acquisitions"); to sign any registration statement and any amendments thereto of the Registrant for the purpose of registering under the Securities Act of 1933, as amended, shares to be offered and sold by the Registrant in relation to the Acquisitions; to file such other reports or other filings, such registration statements and amendments thereto, with all exhibits thereto, and any documents in connection therewith with the Securities and Exchange Commission; and to file such notices, reports or registration statements (and amendments thereto) with any such securities authority of any state which may be necessary to register or qualify for an exemption from registration any securities offered or sold by BancGroup in such states in relation to the Acquisitions, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed in counterparts, each of which shall be deemed to constitute an original.

     Done this 30th day of October, 1997, in Montgomery, Alabama.



/s/ Robert E. Lowder               Chairman of the Board
--------------------               and Chief Executive Officer
Robert E. Lowder

/s/ Lewis Beville                  Director
--------------------
Lewis Beville

/s/ Young J. Boozer                Director
--------------------
Young J. Boozer

/s/ William Britton                Director
--------------------
William Britton
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/s/ Jerry J. Chesser                    Director
-------------------------------
Jerry J. Chesser

/s/ Augustus K. Clements, III           Director
-------------------------------
Augustus K. Clements, III

/s/ Robert Craft                        Director
-------------------------------
Robert Craft

/s/ Patrick F. Dye                      Director
-------------------------------
Patrick F. Dye

/s/ Clinton Holdbrooks                  Director
-------------------------------
Clinton Holdbrooks

/s/ D.B. Jones                          Director
-------------------------------
D.B. Jones

/s/ Harold D. King                      Director
-------------------------------
Harold D. King

/s/ John Ed Mathison                    Director
-------------------------------
John Ed Mathison

/s/ Milton McGregor                     Director
-------------------------------
Milton McGregor

/s/ John C.H. Miller, Jr.               Director
-------------------------------
John C.H. Miller, Jr.

/s/ Joe D. Mussafer                     Director
-------------------------------
Joe D. Mussafer

/s/ William E. Powell, III              Director
-------------------------------
William E. Powell, III

/s/ J. Donald Prewitt                   Director
-------------------------------
J. Donald Prewitt

/s/ Jack H. Rainer                      Director
-------------------------------
Jack H. Rainer

/s/ Jimmy Rane                          Director
-------------------------------
Jimmy Rane

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/s/ Frances E. Roper                                    Director
----------------------------------
Frances E. Roper

/s/ Simuel Sippial                                      Director
----------------------------------
Simuel Sippial

/s/ Ed V. Welch                                         Director
----------------------------------
Ed V. Welch